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                                                               Exhibit 10.23.1

                         BAYLOR COLLEGE OF MEDICINE
                             AMENDMENT NO. 1

This Amendment No. 1 is effective as of the date this Amendment is executed, and amends the Agreement to Issue Shares of Common Stock (thereto, the "Agreement"), dated as of February 16, 1999, between MedicaLogic/Medscape, Inc. ("Medscape") and Baylor College of Medicine ("BCM").

     The parties agree as follows:

     1. Except as specifically provided in this Amendment No. 1, all other terms of the Agreement remain in effect.

     2.    Amend Section 3.1 as follows:

           Medscape will issue Shares to BCM according to the following formula:

           N=R DIVIDED BY P

           -  N = the number of Shares to be issued by Medscape to BCM
           - R = 25% percent of the license fees received by Medscape from the sale of licenses for the Software to BCM from the date of this Amendment through December 31, 2004 other than pursuant to the Purchase Order.
           -  P = the fair market value of Medscape's Common Stock

     3. Amend Section 4.0 to extend the term of the Agreement through 12/31/2004.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 effective as of 12/27, 2000.

                                       MedicaLogic/Medscape, Inc.
                                       20500 NW Evergreen Parkway
                                       Hillsboro, OR 97124

                                       By: /s/ David C. Moffenbeier
                                          --------------------------------
                                          David C. Moffenbeier

                                       Title:    CEO
                                             -----------------------------


                                       Baylor College of Medicine
                                       One Baylor Plaza
                                       Houston, TX 77030

                                       By: /s/ Ralph D. Feigin
         [SEAL]                           --------------------------------
                                          Ralph D. Feigin, M.D.

                                       Title:
                                             -----------------------------